Exhibit 99.1

Missy Keney, Investor Relations

701.280.5120 (Office): 218.791.6818 (Cell)

missy.keney@alerus.com

investors.alerus.com

FOR IMMEDIATE RELEASE

ALERUS FINANCIAL CORPORATION DECLARES DIVIDEND AND ANNOUNCES STOCK REPURCHASE PROGRAM

GRAND FORKS, N.D. (February 22, 2021) – Alerus Financial Corporation (NASDAQ: ALRS) announced that its board of directors declared a regular quarterly cash dividend of $0.15 per common share. The dividend is payable on April 9, 2021, to shareholders of record as of close of business on March 19, 2021.

The Company also announced that its board of directors approved a stock repurchase program (the “Program”) which authorizes the Company to repurchase up to 770,000 shares of its common stock, subject to certain limitations and conditions. The Program is effective immediately and will continue for a period ending on February 18, 2024. The Program does not obligate the Company to repurchase any shares of its common stock and there is no assurance that the Company will do so. Based on market conditions, repurchases will generally be made from time to time in the open market.

“We believe the stock repurchase program will allow us to effectively manage capital while also enhancing shareholder value,” said Chairman, President, and Chief Executive Officer Randy Newman.

Current and historic dividend information, as well as quarterly financial statements, investor presentations, and earnings call transcripts are available online through Alerus’ investor relations website at investors.alerus.com.

About Alerus Financial Corporation

Alerus Financial Corporation is a diversified financial services company headquartered in Grand Forks, ND. Through its subsidiary, Alerus Financial, N.A., Alerus provides innovative and comprehensive financial solutions to businesses and consumers through four distinct business segments—banking, retirement and benefit services, wealth management, and mortgage. These solutions are delivered through a relationship-oriented primary point of contact along with responsive and client-friendly technology. Alerus Financial banking and wealth management offices are located in Grand Forks and Fargo, ND, the Minneapolis-St. Paul, MN metropolitan area and Scottsdale and Mesa, AZ. Alerus Retirement and Benefits plan administration offices are located in St. Paul, MN, East Lansing, MI, and Littleton, CO.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described in the “Risk Factors” sections of reports filed by Alerus Financial Corporation with the

Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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